NTG LISTED NYSE

Tortoise MLP Fund, Inc.

Yield

Growth

Quality

2010 3rd Quarter Report

August 31, 2010

...Steady Wins®

Company at a Glance

Tortoise MLP Fund, Inc. (NYSE: NTG) offers a closed-end fund strategy of investing in energy infrastructure MLPs and their affiliates, with an emphasis on natural gas infrastructure MLPs.

Investment Focus

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. The fund focuses primarily on “midstream” energy infrastructure MLPs that engage in the business of transporting, gathering and processing and storing natural gas and natural gas liquids (NGLs).

We intend to invest at least 80 percent of NTG’s total assets in MLP equity securities with at least 70 percent of total assets in natural gas infrastructure MLP equity securities. Natural gas infrastructure MLPs are companies in which over 50 percent of their revenue, cash flow or assets are related to the operation of natural gas or NGL infrastructure assets. Of the total assets in the fund, we may invest as much as 50 percent in restricted securities, primarily through direct investments in securities of listed companies. We will not invest in privately held companies and will limit our investment in any one security to 10 percent.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently approximately 70 MLPs in the market, mostly in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in midstream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

An NTG Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:
  The opportunity for tax deferred distributions and distribution growth;

  Simplified tax reporting (investors receive a single 1099) compared to directly owning MLP units;

  Appropriate for retirement and other tax exempt accounts;

  Potential diversification of overall investment portfolio; and

  Professional securities selection and active management by an experienced adviser.

A portfolio with an emphasis on natural gas infrastructure MLPs offers favorable fundamentals

DOMESTIC
  ~90% of natural gas consumed domestically comes from the U.S.(1)
  Natural gas provides a means for greater energy independence
ABUNDANT
  The U.S. has enough natural gas to last for 100 years(2)
  Improved technology is enabling natural gas production from new regions around the U.S., such as 20 key shale plays
CLEAN & RELIABLE
  Produces less carbon and sulfur dioxide than coal(3)
  Reliable source versus wind and solar, which rely on the weather(4)
  Desirable fuel for environmentally-friendly power generation
(1) Energy Information Administration (2009)
(2) NaturalGas.org (2010)
(3) Environmental Protection Agency
(4) IFC International (2009)

October 28, 2010

Dear Fellow Stockholders,

Thank you for your investment in Tortoise MLP Fund, Inc. (NYSE: NTG), a closed-end fund focused primarily on natural gas infrastructure investments. This third quarter report reflects the financial results of the approximate one-month period from our commencement of operations on July 30, 2010 through Aug. 31, 2010.

We are pleased to report that we have fully invested the initial public offering proceeds ahead of schedule with a significant amount of these proceeds invested through direct investments and block transactions. The remaining initial proceeds were invested through open market purchases. Approximately 70 percent of NTG’s initial proceeds were invested in natural gas infrastructure MLPs, which own and operate a resilient network of pipelines, storage and processing assets. We believe these MLPs provide attractive distribution growth potential related in part to the substantial infrastructure build-out needed to support the development of domestic natural gas shale basins.

We completed our initial public offering of 42.4 million shares on July 30, 2010. During the overallotment period the underwriters exercised their option to purchase an additional three million shares, representing approximately $71 million in net proceeds. As a result, an aggregate of 45.4 million shares of NTG common stock have been issued. All shares were issued at $25 per share, resulting in total net proceeds, after payment of underwriting discounts and offering expenses, of approximately $1.08 billion.

We expect to pay a first distribution of not less than $0.36 on Nov. 30, 2010. The final determination of the amount of the distribution will be based on the earned distributable cash flow resulting from continued investment activity and also fund expenses. This distribution does not reflect full investment of anticipated leverage proceeds and represents an annualized yield of approximately 5.76 percent on the $25.00 public offering price.

We expect to achieve full investment during the first quarter 2011, and pay a distribution of not less than $0.40625, a 6.5 percent annualized yield on a $25.00 public offering price.

Leverage

On Sept. 24, 2010, we entered into a $60 million credit facility maturing Sept. 23, 2011. On Oct. 7, 2010, we announced the finalization of terms of a private placement with institutional investors of $230 million of senior unsecured notes (Senior Notes) and $90 million of Mandatory Redeemable Preferred (MRP) Shares. In addition, we completed the initial funding of approximately $153 million of Senior Notes and $60 million of MRP Shares on Oct. 7, 2010. The remaining $107 million was funded on Oct. 28, 2010. We anticipate approximately 82 percent of our leverage will be fixed-rate, reducing our exposure to rising interest rates. Additional information on our leverage is included in the Liquidity and Capital Resources section of the Management’s Discussion.

Master Limited Partnership Sector Review and Outlook

The Tortoise MLP Total Return Index™ (TMLPT) gained 17.8 percent year-to-date through Aug. 31, 2010, compared to a decline of 4.6 percent for the S&P 500 over the same period. In the third quarter ended Aug. 31, 2010, the TMLPT increased by 11.3 percent compared to a drop of 3.2 percent in the S&P 500 for the same period.

Midstream MLPs benefitted from favorable business fundamentals during the third quarter. Demand for refined products improved as the economic recovery generated greater need for transportation fuels. Natural gas transmission operators continued to profit from growing production in emerging natural gas basins which requires new pipeline takeaway capacity. Natural gas gathering and processing companies gained due to an attractive price for, and growing production of, natural gas liquids (NGLs). Our view remains optimistic for all segments of the midstream MLP sector.

We are particularly optimistic about the long-term outlook of natural gas and the infrastructure that supports it. The U.S. is now estimated to have enough natural gas to last for approximately 100 years, providing greater energy independence. We estimate midstream MLPs will invest more than $50 billion between 2010 and 2012 in acquisitions and internal growth projects. We expect power generation and alternative energy to drive incremental demand for natural gas. Natural gas produces less carbon and sulfur dioxide than coal and is actively replacing coal power generation due to its environmental cleanliness and relatively low cost. Further, natural gas is a reliable back-up fuel source for the build-out of weather dependent wind and solar power generation.

Year-to-date merger and acquisitions activity totaled more than $35 billion in the MLP sector, an exceptionally high level relative to historical activity and the approximate $217 billion market cap of the entire sector. Acquisition activity focused on infrastructure with exposure to shale natural gas plays, natural gas and liquids storage, and buyout of general partners. Several MLPs acquired their general partners to improve cost of capital and simplify corporate structures. We expect elevated acquisition activity to continue as midstream assets migrate into the MLP sector.

There have been four IPOs in the MLP sector this year, and we anticipate additional new offerings over the next few years. Also, MLPs raised more than $10 billion in the secondary market this year. This further underscores the need to expand the pipeline network in the United States and general investor appetite for the MLP sector.

Due to the focus on high quality natural gas MLP investments and a conservative leverage policy, we believe NTG is well positioned to deliver investors an attractive current yield and total return. Thank you for your interest in Tortoise MLP Fund, Inc.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise MLP Fund, Inc.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

2010 3rd Quarter Report	1

Management’s Discussion (Unaudited)
The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Introduction

We include the Management’s Discussion section in each quarterly report to provide you transparency and insight into the results of operations, including comparative information to prior periods and trends. Beginning in our report dated November 30, 2010, and quarterly thereafter, we will include a “Key Financial Data” page which provides quarterly and annual detail of our distributable cash flow (“DCF”) and other important metrics, including leverage and selected operating ratios. We hope that you find this discussion and financial data a useful supplement to the GAAP financial information included in this report. As this quarterly report is only for the initial stub period from the IPO through August 31, 2010, the financial results to discuss are limited. Our fiscal year report as of November 30, 2010, will include a complete discussion for the quarter ended November 30, 2010.

Overview

Tortoise MLP Fund, Inc. (“NTG”) completed its initial public offering and commenced operations on July 30, 2010. NTG issued 42,400,000 shares at $25.00 per share for net proceeds after expenses of approximately $1.01 billion. NTG issued an additional 3,000,000 shares during the overallotment period representing approximately $71 million in net proceeds. These proceeds were invested as of late September. We will provide further detail on the portfolio through monthly press releases following full investment of our leverage.

NTG’s primary investment objective is to provide a high level of total return with an emphasis on current distributions paid to stockholders. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of energy infrastructure master limited partnerships (“MLPs”) and their affiliates, with an emphasis on natural gas infrastructure. Energy infrastructure MLPs own and operate a network of pipeline and energy-related logistical assets that transport, store, gather and process natural gas, natural gas liquids (“NGLs”), crude oil, refined petroleum products, and other resources or distribute, market, explore, develop or produce such commodities. Natural gas infrastructure MLPs are defined as companies engaged in such activities with over 50 percent of their revenue, cash flow or assets related to natural gas or NGL infrastructure assets.

NTG is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company Update

We are ahead of schedule in meeting our investment targets as we have invested a significant amount in direct investments and block transactions, with the remaining invested through open market purchases. The portfolio holdings and weightings are consistent with our target portfolio of at least 70 percent of our assets invested in natural gas infrastructure MLPs, with a focus on the midstream sector. Information on our $60 million credit facility and our senior notes and mandatorily redeemable preferred shares is included in the Liquidity and Capital Resources discussion below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. We intend to pay out substantially all of our distributable cash flow (“DCF”) to holders of common stock through quarterly distributions. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distributions throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions. We have targeted to pay at least 95 percent of DCF on an annualized basis.

Determining DCF

DCF is simply income from investments less expenses. Income from investments includes the amount we receive as cash or paid-in-kind distributions from MLPs or affiliates of MLPs in which we invest and interest payments on short-term debt securities we own. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes (excluding taxes on realized gains), if any. All realized capital gains, if any, net of applicable taxes, will be retained by NTG. In the future, each will be disclosed in the Key Financial Data table and discussed in more detail below.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass-through. So, over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive real returns.

In future reports, we will report on distributions received from investments as a percent of average total assets for the quarter as compared to the prior quarter and the prior year.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. In future reports, we will report on operating expenses and leverage costs for the quarter as compared to the prior quarter and the prior year.

While the contractual advisory fee is 0.95 percent of average monthly managed assets, the Adviser has agreed to waive an amount equal to 0.25 percent of average monthly managed assets for year 1 and 0.10 percent of average monthly managed assets for year 2 following the closing of the initial public offering.

Distributable Cash Flow

As outlined above, DCF is simply income from investments less expenses. In future reports, this section will report our DCF for the quarter as compared to the prior quarter and the prior year.

On September 8, 2010, we declared an initial distribution of $0.21 per share to be paid on November 30, 2010. On September 27, 2010, as a result of investing our initial public offering proceeds ahead of schedule, we announced that we expect to increase the initial distribution from $0.21 per share to a distribution of not less than $0.36 per share. The final per share distribution will be based on the earned distributable cash flow as a result

2	Tortoise MLP Fund, Inc.

Management’s Discussion (Unaudited)
of continued investment activity and fund expenses. A distribution of $0.36 per share does not reflect full investment of the leverage proceeds. We also reiterated our expectation of achieving full investment of our leverage during first quarter 2011 and paying a distribution of not less than $0.40625 per quarter, a 6.5 percent annualized yield on the $25.00 public offering price.

Liquidity and Capital Resources

We had total assets of $1.1 billion at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables, net deferred tax asset and any expenses that may have been prepaid. Subsequent to quarter-end, we completed the investment of our IPO proceeds and completed a private placement of our leverage.

On September 24, 2010, we entered into a $60 million, 364-day unsecured credit facility. Under the terms of the credit facility, Bank of America, N.A. serves as a lender and the lead arranger on behalf of other lenders participating in the credit facility. The credit facility has a variable annual interest rate equal to the one-month LIBOR plus 1.25 percent and a non-usage fee equal to an annual rate of 0.20 percent of the difference between the total credit facility commitment and the average outstanding balance at the end of each day.

On October 7, 2010, we received initial funding of approximately $153 million of private placement notes and $60 million of mandatorily redeemable preferred stock. The funding of the remaining $77 million of notes and $30 million of preferred stock occurred on October 28, 2010. Details of our notes and preferred stock are outlined in the tables below.

Senior Notes
Series	Amount	Rate	Maturity Date
A	$12,000,000	2.48%	December 15, 2013
B	$24,000,000	3.14%	December 15, 2015
C	$57,000,000	3.73%	December 15, 2017
D	$112,000,000	4.29%	December 15, 2020
E	$25,000,000	Floating Rate	December 15, 2015
	$230,000,000

Mandatorily Redeemable Preferred Stock
Series	Amount	Rate	Redemption Date
A	$25,000,000	3.69%	December 15, 2015
B	$65,000,000	4.33%	December 15, 2017
	$90,000,000

The blended rate on the fixed rate portion of our notes and preferred stock is 3.97 percent with a weighted average maturity of 7.6 years. The current blended rate including our floating rate note and anticipated usage of our credit facility is 3.56 percent. We anticipate approximately 82 percent of our leverage will be fixed-rate, reducing our exposure to rising interest rates in the future.

We use leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our Distributions and Deferred Taxes

We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares and then to the common shares.

In the event we have earnings and profits allocated to our common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The 15 percent QDI rate is currently effective through 2010. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

The portion of our distribution that is not income is treated as a return of capital. A holder of our common stock will reduce their cost basis for income tax purposes by the amount designated as return of capital. We expect that 100 percent of our 2010 distribution will be treated as a return of capital for book and tax purposes. This information will be reported to stockholders on Form 1099-DIV and will be available on our web site at www.tortoiseadvisors.com.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At August 31, 2010, our investments are valued at approximately $1.07 billion, with an adjusted cost of $1.10 billion. The $30 million difference reflects unrealized depreciation that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a deferred tax liability or deferred tax asset depending upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforward and net operating losses. At August 31, 2010, the balance sheet reflects a deferred tax asset of approximately $11 million or $0.24 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

2010 3rd Quarter Report	3

Schedule of Investments August 31, 2010
(Unaudited)

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 70.3%(1)

Natural Gas/Natural Gas Liquids Pipelines — 27.6%(1)
United States — 27.6%(1)
Boardwalk Pipeline Partners, LP	331,775	$10,139,044
Duncan Energy Partners L.P.	147,600	4,094,424
El Paso Pipeline Partners, L.P.	210,900	6,603,279
Energy Transfer Partners, L.P.	2,458,941	112,349,014
Enterprise Products Partners L.P.	889,500	32,884,815
Niska Gas Storage Partners LLC	515,666	9,735,774
ONEOK Partners, L.P.	544,000	37,427,200
PAA Natural Gas Storage, L.P.	70,975	1,694,173
Spectra Energy Partners, LP	115,786	3,730,625
TC PipeLines, LP	150,526	6,540,355
Williams Partners L.P.	1,622,959	68,342,803
		293,541,506
Natural Gas Gathering/Processing — 27.2%(1)
United States — 27.2%(1)
Chesapeake Midstream Partners, L.P.	568,854	13,396,512
Copano Energy, L.L.C.	1,449,100	36,401,392
DCP Midstream Partners, LP	1,723,400	54,735,184
MarkWest Energy Partners, L.P.	1,234,755	41,142,037
Regency Energy Partners LP	3,111,500	73,991,470
Targa Resources Partners LP	2,189,100	55,362,339
Western Gas Partners LP	603,640	14,535,651
		289,564,585
Crude/Refined Products Pipelines — 13.5%(1)
United States — 13.5%(1)
Buckeye Partners, L.P.	102,260	6,243,996
Enbridge Energy Management, L.L.C.(2)	127,124	6,746,471
Enbridge Energy Partners, L.P.	426,775	22,939,156
Holly Energy Partners, L.P.	303,880	15,194,000
Kinder Morgan Management, LLC(2)	335,902	19,841,731
Magellan Midstream Partners, L.P.	673,243	32,625,356
NuStar Energy L.P.	229,300	13,067,807
Plains All American Pipeline, L.P.	304,650	18,291,186
Sunoco Logistics Partners L.P.	123,600	9,152,580
		144,102,283
Propane Distribution — 2.0.%(1)
United States — 2.0%(1)
Inergy, L.P.	567,410	21,130,348
		21,130,348
Total Master Limited Partnerships and
Related Companies (Cost $776,889,817)		748,338,722

Short-Term Investments — 30.5%(1)
United States Investment Companies — 30.5%(1)
FFI Premier Institutional Fund, 0.28%(3)	32,025,987	32,025,987
Fidelity Institutional Government
Portfolio, 0.06%(3)	8,148,259	8,148,259
Morgan Stanley Institutional
Liquidity Fund, 0.22%(3)	32,014,453	32,014,453
UBS Select Prime Preferred Fund, 0.24%(3)	220,052,373	220,052,373
Wells Fargo Advantage Cash Investment
Money Market Fund, 0.28%(3)	32,020,781	32,020,781
Total Short-Term Investments
(Cost $324,261,853)		324,261,853
Total Investments — 100.8%(1)
(Cost $1,101,151,670)		1,072,600,575
Other Assets and Liabilities — (0.8%)(1)		(8,953,505)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,063,647,070

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Security distributions are paid-in-kind.
(3)	Rate indicated is the current yield as of August 31, 2010.

See accompanying Notes to Financial Statements.

4	Tortoise MLP Fund, Inc.

Statement of Assets & Liabilities August 31, 2010
(Unaudited)

Assets
Investments at fair value (cost $1,101,151,670)	$1,072,600,575
Receivable for Adviser expense reimbursement	226,258
Dividend receivable	8,847
Deferred tax asset	11,051,377
Prepaid expenses and other assets	19,715
Total assets	1,083,906,772
Liabilities
Payable to Adviser	859,766
Payable for investments purchased	19,143,718
Accrued expenses and other liabilities	242,911
Current tax liability	13,307
Total liabilities	20,259,702
Net assets applicable to common stockholders	$1,063,647,070
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 45,404,188 shares issued
and outstanding (100,000,000 shares authorized)	$45,404
Additional paid-in capital	1,081,709,596
Accumulated net investment loss, net of income taxes	(377,699)
Net unrealized depreciation of investments,
net of income taxes	(17,730,231)
Net assets applicable to common stockholders	$1,063,647,070
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$23.43

Statement of Operations Period from July 30, 2010(1) through August 31, 2010
(Unaudited)

Investment Income
Distributions from master limited partnerships	$351,146
Less return of capital on distributions	(314,920)
Net distributions from master limited partnerships	36,226
Dividends from money market mutual funds	123,176
Total Investment Income	159,402
Operating Expenses
Advisory fees	859,766
Administrator fees	36,050
Professional fees	25,854
Reports to stockholders	19,420
Directors’ fees	15,256
Fund accounting fees	7,263
Franchise fees	5,323
Custodian fees and expenses	4,901
Registration fees	3,586
Stock transfer agent fees	1,065
Other operating expenses	2,081
Total Operating Expenses	980,565
Less expense reimbursement by Adviser	(226,258)
Net Expenses	754,307
Net Investment Loss, before Income Taxes	(594,905)
Current tax expense	(13,307)
Deferred tax benefit	230,513
Income tax benefit, net	217,206
Net Investment Loss	(377,699)
Unrealized Depreciation of Investments
Net unrealized depreciation of investments, before income taxes	(28,551,095)
Deferred tax benefit	10,820,864
Net unrealized depreciation of investments	(17,730,231)
Net Decrease in Net Assets Applicable to Common
Stockholders Resulting from Operations	$(18,107,930)

(1) Commencement of Operations.

See accompanying Notes to Financial Statements.

2010 3rd Quarter Report	5

Statement of Changes in Net Assets Period from July 30, 2010(1) through August 31, 2010
(Unaudited)
Operations
Net investment loss	$(377,699)
Net unrealized depreciation of investments	(17,730,231)
Net decrease in net assets applicable to
common stockholders resulting from operations	(18,107,930)
Capital Stock Transactions
Proceeds from initial public offering of
45,400,000 common shares	1,135,000,000
Underwriting discounts and offering expenses
associated with the issuance of common stock	(53,345,000)
Net increase in net assets applicable to common
stockholders from capital stock transactions	1,081,655,000
Total increase in net assets applicable to
common stockholders	1,063,547,070
Net Assets
Beginning of period	100,000
End of period	$1,063,647,070
Accumulated net investment loss, net of income taxes,
end of period	$(377,699)

(1) Commencement of Operations.

Statement of Cash Flows Period from July 30, 2010(1) through August 31, 2010
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$351,146
Dividend income received	114,329
Purchases of long-term investments	(758,061,018)
Purchases of short-term investments, net	(324,261,853)
Operating expenses paid	(22,604)
Net cash used in operating activities	(1,081,880,000)
Cash Flows From Financing Activities
Issuance of common stock	1,135,000,000
Common stock issuance costs	(53,220,000)
Net cash provided by financing activities	1,081,780,000
Net change in cash	(100,000)
Cash — beginning of period	100,000
Cash — end of period	$—
Reconciliation of net decrease in net assets applicable to
common stockholders resulting from operations to net cash
used in operating activities
Net decrease in net assets applicable to common
stockholders resulting from operations	$(18,107,930)
Adjustments to reconcile net decrease in net assets
applicable to common stockholders resulting from
operations to net cash used in operating activities:
Purchases of long-term investments	(777,204,736)
Return of capital on distributions received	314,920
Purchases of short-term investments, net	(324,261,853)
Deferred tax asset	(11,051,377)
Net unrealized depreciation of investments	28,551,095
Changes in operating assets and liabilities:
Increase in dividend receivable	(8,847)
Increase in prepaid expenses and other assets	(19,715)
Increase in payable for investments purchased	19,143,718
Increase in payable to Adviser, net of
expense reimbursement	633,508
Increase in current tax liability	13,307
Increase in accrued expenses and other liabilities	117,910
Total adjustments	(1,063,772,070)
Net cash used in operating activities	$(1,081,880,000)

See accompanying Notes to Financial Statements.

6	Tortoise MLP Fund, Inc.

Financial Highlights Period from July 30, 2010(1) through August 31, 2010
(Unaudited)

Per Common Share Data(2)
Public offering price	$25.00
Loss from Investment Operations
Net investment loss	(0.01)
Net unrealized depreciation of investments	(0.38)
Total loss from investment operations	(0.39)
Underwriting discounts and offering costs on issuance of common stock(3)	(1.18)
Net Asset Value, end of period	$23.43
Per common share market value, end of period	$25.00
Total Investment Return Based on Market Value(4)	0.00%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$1,063,647
Average net assets (000’s)	$1,003,530
Ratio of Expenses to Average Net Assets(5)
Advisory fees	0.95%
Other operating expenses	0.13
Expense reimbursement	(0.25)
Subtotal	0.83
Income tax benefit(6)	(12.16)
Total expenses	(11.33)%
Ratio of net investment loss to average net assets before expense reimbursement(5)	(0.67)%
Ratio of net investment loss to average net assets after expense reimbursement(5)	(0.42)%
Portfolio turnover rate(5)	0.00%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the dilution per common share from underwriting and other offering costs for the period from July 30, 2010 through August 31, 2010.
(4)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported (excluding brokerage commissions).
(5)	Annualized for periods less than one full year.
(6)	For the period from July 30, 2010 to August 31, 2010, the Company accrued $13,307 for current income tax expense and $11,051,377 for deferred income tax benefit.

See accompanying Notes to Financial Statements.

2010 3rd Quarter Report       7

Notes to Financial Statements (Unaudited) August 31, 2010

1. Organization

Tortoise MLP Fund, Inc. (the “Company”) was organized as a Maryland corporation on April 23, 2010, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector, with an emphasis on natural gas infrastructure. The Company commenced operations on July 30, 2010. The Company’s stock is listed on the New York Stock Exchange under the symbol “NTG.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

D. Distributions to Stockholders

The Company intends to make quarterly cash distributions to common stockholders. The amount of any distributions will be determined by the Board of Directors. Distributions to stockholders will be recorded on the ex-dividend date. The character of dividends made during the year may differ from the ultimate characterization for federal income tax purposes.

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Offering Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter discounts and commissions) of $2,270,000 related to the issuance of common stock were recorded to additional paid-in capital during the period from July 30, 2010 through August 31, 2010.

8       Tortoise MLP Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations. The Company did not hold any derivative financial instruments during the period from July 30, 2010 through August 31, 2010.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement Standard on Fair Value Measurement

On January 21, 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements, which amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, and requires additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose (i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, (ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and (iii) purchases, sales, issuances, and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Company has adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

3. Concentration of Risk

Under normal circumstances, the Company intends to invest at least 80 percent of its total assets in securities of energy infrastructure companies and to invest at least 70 percent of its total assets in equity securities of natural gas infrastructure MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 50 percent of its total assets in restricted securities. The Company will not invest in privately held companies. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has agreed to a fee waiver of 0.25 percent of average monthly Managed Assets for the period from July 30, 2010 through July 29, 2011, and a fee waiver of 0.10 percent of average monthly Managed Assets for the period from July 30, 2011 through July 29, 2012.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of August 31, 2010, are as follows:

Deferred tax assets:
Net operating loss	$244,242
Net unrealized losses on investment securities	10,820,865
11,065,107
Deferred tax liability:
Basis reduction of investment in MLPs	13,730
Total net deferred tax asset	$11,051,377

At August 31, 2010, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets based on the Company’s estimates of the timing of the reversal of deferred tax liabilities. Any adjustments to such estimates will be made in the period such determination is made. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of August 31, 2010, the Company had no uncertain tax positions and no penalties and interest were accrued.

2010 3rd Quarter Report       9

Notes to Financial Statements (Unaudited) (Continued)

Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and unrealized loss for the period ended August 31, 2010, as follows:

Application of statutory income tax rate	$10,201,099
State income taxes, net of federal tax effect	845,234
Foreign tax expense, net of federal tax benefit	(8,263)
Total income tax benefit	$11,038,070

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

For the period from July 30, 2010 through August 31, 2010, the components of income tax benefit include current foreign tax expense (for which the federal tax benefit is reflected in deferred tax expense) of $13,307 and deferred federal and state income tax benefit (net of federal tax effect) of $10,205,757 and $845,620, respectively.

As of August 31, 2010, the aggregate cost of securities for federal income tax purposes was $1,101,115,444. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $2,058,700, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $30,573,569 and the net unrealized depreciation was $28,514,869.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of August 31, 2010. These assets are measured on a recurring basis.

	Fair Value at
Description	August 31, 2010	Level 1	Level 2	Level 3
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	$748,338,722	$748,338,722	$—	$—
Total Equity Securities	748,338,722	748,338,722	—	—
Other:
Short-Term Investments(b)	324,261,853	324,261,853	—	—
Total Other	324,261,853	324,261,853	—	—
Total	$1,072,600,575	$1,072,600,575	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investments are sweep investments for cash balances in the Company at August 31, 2010.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

There were no transfers between levels for the period from July 30, 2010 through August 31, 2010.

7. Investment Transactions

For the period from July 30, 2010 through August 31, 2010, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $777,204,736 and $0 (excluding short-term debt securities), respectively.

8. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 45,404,188 shares outstanding at August 31, 2010. Transactions in common stock for the period from July 30, 2010 through August 31, 2010, were as follows:

Shares at July 30, 2010	4,188
Shares sold through initial public offering	45,400,000
Shares at August 31, 2010	45,404,188

9. Subsequent Events

On September 8, 2010, the Company declared a distribution of $0.21 per share to be paid on November 30, 2010 to stockholders of record on November 22, 2010.

On September 24, 2010, the Company entered into a $60,000,000 committed credit facility maturing September 23, 2011. Under the terms of the credit facility, Bank of America, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the facility. The credit facility has a variable annual interest rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

On October 7, 2010, the Company received initial funding of $153,333,000 of a total $230,000,000 of private placement senior notes and $60,001,000 of a total $90,000,000 of mandatory redeemable preferred stock. On October 28, 2010, the Company received the final funding of the private placement senior notes and mandatory redeemable preferred stock.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

10       Tortoise MLP Fund, Inc.

ADDITIONAL INFORMATION (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from July 30, 2010 through August 31, 2010, the aggregate compensation paid by the Company to the independent directors was $9,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331.

The Company has not yet been required to file a Form N-PX disclosing its proxy voting record. Once the Company has made that initial filing for the period ending June 30, 2011, it will be required to make such filings on an annual basis and information regarding how the Company voted proxies will be available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331. You will also be able to access this information on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company will file with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

2010 3rd Quarter Report       11

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise MLP Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: NTG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies
				Total Assets
	Ticker/	Primary Target	Investor	as of 9/30/10
Name	Inception Date	Investments	Suitability	($ in millions)
Tortoise MLP Fund, Inc.	NTG	U.S. Energy Infrastructure	Retirement Accounts	$1,084
	July 2010	Natural Gas Energy	Pension Plans	(as of 8/31/10)
		Infrastructure Emphasis	Taxable Accounts

Tortoise Energy	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,382
Infrastructure Corp.	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy Capital Corp.	TYY	U.S. Energy Infrastructure	Retirement Accounts	$729
	May 2005		Pension Plans
			Taxable Accounts

Tortoise North American	TYN	U.S. Energy Infrastructure	Retirement Accounts	$183
Energy Corp.	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Power and Energy	TPZ	U.S. Power and Energy	Retirement Accounts	$199
Infrastructure Fund, Inc.	July 2009	Investment Grade Debt and	Pension Plans
		Dividend-Paying Equity	Taxable Accounts
		Securities

Tortoise Capital	TTO	U.S. Energy Infrastructure	Retirement Accounts	$90
Resources Corp.	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 8/31/10)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

NTG
LISTED
NYSE

Tortoise MLP Fund, Inc.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise MLP Fund, Inc.